ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS AND DISPOSITIONS	ACQUISITIONS AND DISPOSITIONS
U.S. Natural Gas Pipelines
Disposition of Equity Interest
On October 4, 2023, the Company completed the sale of a 40 per cent non-controlling equity interest in Columbia Gas and Columbia Gulf for $5.3 billion (US$3.9 billion). The sale was accounted for as an equity transaction of which $9.5 billion (US$6.9 billion) was recorded as Non-controlling interests to reflect the 40 per cent change in the Company’s ownership interest in Columbia Gulf and Columbia Gas. The difference between the non-controlling ownership interest recognized and the consideration received was recorded as a reduction to Additional paid-in capital of $3.5 billion (US$3.0 billion), net of tax and transaction costs.
Liquids Pipelines
Northern Courier
In November 2021, TC Energy completed the sale of its remaining 15 per cent equity interest in Northern Courier to a third party for gross proceeds of approximately $35 million resulting in a pre-tax gain of $13 million ($19 million after tax). The pre-tax gain was included in Net gain(loss) on sale of assets in the Consolidated statement of income.
Power and Energy Solutions
Texas Wind Farms
On March 15, 2023, TC Energy closed the acquisition of 100 per cent of the Class B Membership Interests in the 155 MW Fluvanna Wind Farm located in Scurry County, Texas for US$99 million, before post-closing adjustments. On June 14, 2023, the Company closed the acquisition of 100 per cent of the Class B Membership Interests in the 148 MW Blue Cloud Wind Farm located in Bailey County, Texas for US$125 million, before post-closing adjustments. The Fluvanna and Blue Cloud assets have tax equity investors that own 100 per cent of the Class A Membership Interests, to which a percentage of earnings, tax attributes and cash flows are allocated.